UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 23, 2015

Date of Report (Date of Earliest Event Reported)

AMES NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

IOWA	0-32637	42-1039071
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

405 FIFTH STREET

AMES, IOWA 50010

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (515) 232-6251

NOT APPLICABLE

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

●	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
●	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
●	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
●	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Items 2.02 and 7.01:

On January 23, 2015, Ames National Corporation issued a News Release announcing financial results for the three and twelve months ended December 31, 2014. A copy of the News Release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibit is furnished as part of this Report:

          Exhibit No.                    Description

               99.1               News Release dated January 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES NATIONAL CORPORATION

Date: January 23, 2015	By:	/s/ Thomas H. Pohlman
Thomas H. Pohlman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated January 23, 2015